Exhibit 99.1

Media contact:                                                                                   Investor/analyst contact:
Paul McElroy                                                                          Chris Berry
Alaska Airlines                                                                                  Alaska Air Group
(206) 392-5101                                                      (206) 392-5218

FOR IMMEDIATE RELEASE                                                                                                                                      Jan. 25, 2011

ALASKA AIR GROUP REPORTS RECORD FOURTH QUARTER AND FULL-YEAR RESULTS; ANNOUNCES ORDER FOR 15 BOEING 737 AIRCRAFT

Highlights:
•
Record fourth-quarter net income excluding special items of $47.4 million, or $1.28 per diluted share, compared to $4.4 million, or $0.12 per diluted share, in the fourth quarter of 2009. This quarter’s results compared to a First Call mean estimate of $1.02 per share.

•	Record full-year net income excluding special items of $262.6 million, or $7.14 per diluted share, compared to $88.7 million, or $2.45 per diluted share in 2009.

•
Net income for the fourth quarter under Generally Accepted Accounting Principles (GAAP) of $64.8 million, or $1.75 per diluted share, compared to net income of $24.1 million, or $0.67 per diluted share, in 2009. Full year GAAP net income of $251.1, or $6.83 per diluted share, compared to net income of $121.6 million, or $3.36 per diluted share, in 2009.

•	Alaska Airlines orders 15 new Boeing 737 aircraft, including 13 B737-900ER (extended range) aircraft, for delivery in 2012 through 2014.

•	Alaska Airlines holds the No. 1 spot in U.S. Department of Transportation on-time performance among the 10 largest U.S. airlines for the last twelve months.

•	Air Group employees earn record incentive pay of $92 million.

•	Alaska Airlines contributes $100 million to its defined-benefit pension plans in December 2010, bringing the full-year total contribution to nearly $150 million for the second year in a row.

•	Alaska Airlines reaches a tentative agreement with its IAM-represented employees – including customer service agents, reservations agents, and certain clerical staff.

•	Horizon Air’s mechanics and pilots ratify long-term labor contracts.

•
Air Group announces change in Horizon aircraft livery to retire Horizon external brand, and replace it with the Alaska brand including the recognizable Eskimo on the tail.  Examples of the new livery can be found today at alaskaair.com/newsroom.

•	Horizon Air announces final transition to all-Q400 fleet in 2011.

•	Air Group had $1.2 billion in unrestricted cash and marketable securities at December 31, 2010. Adjusted debt-to-total capital ratio of 67% -- lowest leverage since 1999.

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•           Over the last twelve months, Alaska earned recognition for the following:

-	In January 2011, awarded On-Time Performance Service Award among major North American Airlines by FlightStats.com.

-	In January 2011, named winner of the 2011 Airline Technology Leadership Award by Air Transport World.

-	Ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in 2010 by J.D. Power and Associates for the third year in a row.

-	In 2010, named the Top Performing Airline by Aviation Week.

-	Recognized in 2010 for having the “Best Loyalty Credit Card” in North America at the Frequent Traveler Awards.

SEATTLE — Alaska Air Group, Inc. (NYSE: ALK) today reported record fourth quarter 2010 net income of $64.8 million, or $1.75 per diluted share, compared to net income of $24.1 million, or $0.67 per diluted share, in the fourth quarter of 2009. Excluding mark-to-market fuel hedge gains of $28.1 million ($17.4 million after tax or $0.47 per diluted share), the company reported record net income of $47.4 million, or $1.28 per diluted share, compared to net income of $4.4 million, or $0.12 per share, excluding special items in the fourth quarter of 2009.

The company reported full-year 2010 record net income of $251.1 million, compared to $121.6 million in 2009.  Excluding the impact of the items noted in the table below, the company reported record net income of $262.6 million, or $7.14 per diluted share for 2010, a $173.9 million improvement from the $88.7 million, or $2.45 per diluted share, in 2009.  This marks the company’s seventh consecutive year of adjusted profits.

“We are very pleased to report record fourth-quarter and full-year profits.  These results were driven by strong revenue growth, excellent cost management, an on-time operation, and promising new markets, ” said Chairman and CEO Bill Ayer. “2010 was a record year in nearly every regard and reflects the efforts of the past decade as much as the last twelve months.  At the heart of our results are 12,000 dedicated Alaska and Horizon employees.  I want to thank them for being open to new ideas and working together to deliver outstanding customer service and operational performance.  And though it’s been difficult at times, because of our collective perseverance and the structural changes we’ve made, our future is as bright as it’s ever been.”

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    The following tables reconcile the company’s adjusted net income and earnings per diluted share (EPS) during the fourth quarters and full years of 2010 and 2009 to amounts as reported in accordance with GAAP (in millions except per-share amounts):
	Three months ended Dec. 31,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the item noted below:	$47.4	$1.28	$4.4	$0.12
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	17.4	0.47	19.7	0.55
Reported GAAP amounts	$64.8	$1.75	$24.1	$0.67

	Twelve months ended Dec. 31,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below:	$262.6	$7.14	$88.7	$2.45
New pilot contract transition costs, net of tax	---	---	(22.3)	(0.62)
Horizon restructuring charges and CRJ-700 fleet transition costs, net of tax	(8.2)	(0.22)	---	---
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(3.3)	(0.09)	55.2	1.53
Reported GAAP amounts	$251.1	$6.83	$121.6	$3.36

Today Alaska Airlines is also announcing an order for 15 new Boeing 737 aircraft to be delivered in 2012 through 2014, including 13 new B737-900ER (extended range) aircraft, which will be new to the Alaska fleet.

“The 737-900ER will be a great addition to our next generation Boeing 737 fleet.  It will improve our already best-in-class rating for fuel-efficiency,” said Alaska Airlines President Brad Tilden. “Depending on the ultimate configuration, the larger 737-900ER will have between 21 and 27 seats more than our existing B737-800 aircraft and will be a perfect fit for our longer-haul and high traffic West Coast markets.”

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 The following table outlines Alaska Airlines’ current delivery schedule giving consideration to this order announcement:

	2011	2012	2013	2014	Total
Previously Committed:
Boeing 737-800	3	4	2	2	11
Announced Today:
Boeing 737-800	-	2	1	(1)	2
Boeing 737-900ER	-	-	6	7	13
New Order Sub-Total	-	2	7	6	15
Total Commitment	3	6	9	8	26
Planned Retirements	-	(3)	-	(5)	(8)
Current Growth Plan	3	3	9	3	18
Options	-	-	3	2	5
Potential Fleet Growth Plan	3	3	9-12	3-5	18 – 23

Current Growth Plan (firm only)
ASMs:	8% - 9%	3%	6%	6%
Block Hours:	8%	3%	4.5%	3.5%

Because the company exceeded its financial and operational goals for the year, more than 12,000 Air Group employees have earned $92 million of incentive pay – the most it has ever paid.  Virtually every employee will receive a performance-based bonus in excess of one month’s pay, on top of $1,050 to $1,200 per employee for meeting on-time and customer satisfaction goals during the year.  In addition, Alaska Airlines made a voluntary supplemental contribution of $100 million to its defined-benefit pension plans, bringing the full-year total to almost $150 million and the two-year total to nearly $300 million, resulting in a funded status of 85% as of December 31, 2010.  “Our generous incentive payout, combined with our commitment to fund our pension obligations, is consistent with our vision of sharing our success broadly with our employees,” Ayer said.

Financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on page 6 of this release.

     A conference call regarding the fourth quarter 2010 results will be simulcast via the Internet at 8:30 a.m. Pacific time on Jan. 25, 2011. It can be accessed through the company’s Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

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        References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2009. Some of these risks include current economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, changes in laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

###
Alaska Airlines and Horizon Air, subsidiaries of Alaska Air Group (NYSE: ALK), together serve more than 90 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates 2008, 2009 and 2010 North America Airline Satisfaction StudiesSM. For reservations, visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air Newsroom at alaskaair.com/newsroom.

Glossary of Financial Terms

ASM - available seat miles, or “capacity” – represents total seats available across the fleet multiplied by the number of miles flown

RPM – revenue passenger miles, or “traffic” – the number of those available seats that were filled with paying passengers; one passenger traveling one mile is one RPM

RASM - total operating revenue divided by ASMs; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; commonly called “unit revenue” and represents the average total revenue for flying one seat one mile

PRASM – passenger revenue per ASM; commonly called “passenger unit revenue”

Yield – passenger revenue per RPM; this represents the average revenue for flying one passenger one mile

CASM – total operating costs per ASM; this represents all operating expenses including fuel and special items; commonly called “unit cost”

CASMex – operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel – best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Mainline – represents flying on Alaska jets and all associated revenues and costs

Purchased Capacity Flying – represents operations whereby Horizon and, to a much lesser extent, another small carrier in the state of Alaska fly certain routes for Alaska using Horizon’s or the other carrier’s fleets

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,

(in millions, except per share amounts)	2010	2009	2010	2009
Operating Revenues:
Passenger	$869.5	$766.0	$3,472.9	$3,092.1
Freight and mail	25.7	23.6	106.2	95.9
Other - net	63.3	56.5	253.2	211.8
Total Operating Revenues	958.5	846.1	3,832.3	3,399.8

Operating Expenses:
Wages and benefits	241.8	248.8	960.9	988.1
Variable incentive pay	29.5	23.8	92.0	76.0
Aircraft fuel, including hedging gains and losses	217.7	172.5	900.9	658.1
Aircraft maintenance	50.4	54.1	216.5	223.1
Aircraft rent	32.6	38.3	138.9	153.7
Landing fees and other rentals	59.2	57.3	232.8	223.2
Contracted services	41.6	39.5	163.0	156.6
Selling expenses	37.7	34.5	153.8	131.8
Depreciation and amortization	58.5	56.9	230.5	219.2
Food and beverage service	15.3	13.4	57.5	50.1
Other	54.9	54.2	200.7	207.9
New pilot contract transition costs	-	-	-	35.8
Horizon restructuring and CRJ-700 fleet transition costs	-	-	13.2	-
Fleet transition costs - Q200	-	-	-	8.8
Total Operating Expenses	839.2	793.3	3,360.7	3,132.4
Operating Income	119.3	52.8	471.6	267.4

Nonoperating Income (Expense):
Interest income	6.7	8.2	29.4	32.6
Interest expense	(26.9)	(22.7)	(108.3)	(100.5)
Interest capitalized	1.5	1.6	6.2	7.6
Other - net	2.9	2.1	7.0	(4.2)
	(15.8)	(10.8)	(65.7)	(64.5)
Income before income tax	103.5	42.0	405.9	202.9
Income tax expense	38.7	17.9	154.8	81.3
Net Income	$64.8	$24.1	$251.1	$121.6

Basic Earnings Per Share:	$1.80	$0.68	$7.01	$3.39
Diluted Earnings Per Share:	$1.75	$0.67	$6.83	$3.36
Shares Used for Computation:
Basic	36.019	35.323	35.822	35.815
Diluted	36.951	35.844	36.786	36.154

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	December 31, 2010	December 31, 2009

Cash and marketable securities	$1,208	$1,192

Total current assets	1,662	1,634
Property and equipment-net	3,117	3,168
Other assets	238	194
Total assets	$5,017	$4,996

Current liabilities	$1,425	$1,270
Long-term debt	1,313	1,699
Other liabilities and credits	1,174	1,155
Shareholders' equity	1,105	872
Total liabilities and shareholders' equity	$5,017	$4,996

Debt to Capitalization, adjusted for operating leases	67%:33%	76%:24%

Number of common shares outstanding	35.924	35.591

Air Group Net Income and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.'s net income and amounts per diluted share during 2010 and 2009 excluding adjustments for new pilot contract transition costs, restructuring charges, certain fleet transition costs, and to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended December 31,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the item noted below:	$47.4	$1.28	$4.4	$0.12
Adjustments to reflect the timing of gain or loss recognition				-
resulting from mark-to-market fuel-hedge accounting, net of tax	17.4	0.47	19.7	0.55
Reported GAAP amounts	$64.8	$1.75	$24.1	$0.67

	Twelve Months Ended December 31,
	2010		2009
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding the items noted below:	$262.6	$7.14	$88.7	$2.45
New pilot contract transition costs, net of tax	-	-	(22.3)	(0.62)
Horizon restructuring and CRJ-700 fleet transition costs, net of tax	(8.2)	(0.22)	-	-
Adjustments to reflect the timing of gain or loss recognition
resulting from mark-to-market fuel-hedge accounting, net of tax	(3.3)	(0.09)	55.2	1.53
Reported GAAP amounts	$251.1	$6.83	$121.6	$3.36

Alaska Airlines Financial and Statistical Data

	Three Months Ended December 31,						Twelve Months Ended December 31,

Financial Data (in millions):	2010		2009		% Change		2010		2009		% Change
Operating Revenues:
Passenger	$694.9		$594.5		16.9		$2,763.4		$2,438.8		13.3
Freight and mail	24.6		22.5		9.3		101.9		91.5		11.4
Other - net	57.3		50.8		12.8		228.8		187.3		22.2
Total mainline operating revenues	776.8		667.8		16.3		3,094.1		2,717.6		13.9
Passenger - purchased capacity	83.6		77.0		8.6		332.5		288.4		15.3
Total Operating Revenues	860.4		744.8		15.5		3,426.6		3,006.0		14.0

Operating Expenses:
Wages and benefits	191.3		197.7		(3.2)		767.2		792.6		(3.2)
Variable incentive pay	23.0		17.6		30.7		75.0		61.6		21.8
Aircraft fuel, including hedging gains and losses	186.3		143.1		30.2		760.6		549.0		38.5
Aircraft maintenance	34.9		40.5		(13.8)		159.1		169.9		(6.4)
Aircraft rent	22.9		27.2		(15.8)		97.1		109.0		(10.9)
Landing fees and other rentals	43.6		42.4		2.8		173.3		166.8		3.9
Contracted services	33.0		31.8		3.8		127.1		124.9		1.8
Selling expenses	30.8		27.9		10.4		124.5		104.7		18.9
Depreciation and amortization	47.9		45.9		4.4		188.5		178.5		5.6
Food and beverage service	14.7		12.8		14.8		55.2		47.7		15.7
Other	41.3		40.4		2.2		149.9		155.2		(3.4)
New pilot contract transition costs	-		-		NM		-		35.8		NM
Total mainline operating expenses	669.7		627.3		6.8		2,677.5		2,495.7		7.3
Purchased capacity costs	77.4		75.2		2.9		298.9		281.5		6.2
Total Operating Expenses	747.1		702.5				2,976.4		2,777.2

Operating Income	113.3		42.3		NM		450.2		228.8		NM

Interest income	7.8		9.4				34.8		38.6
Interest expense	(24.2)		(20.6)				(96.5)		(88.1)
Interest capitalized	1.0		1.6				5.7		7.3
Other - net	3.0		2.5				7.4		(2.8)
	(12.4)		(7.1)				(48.6)		(45.0)

Income Before Income Tax	$100.9		$35.2				$401.6		$183.8

Mainline Operating Statistics:
Revenue passengers (000)	4,141		3,765		10.0		16,514		15,561		6.1
RPMs (000,000) "traffic"	5,226		4,550		14.9		20,350		18,362		10.8
ASMs (000,000) "capacity"	6,237		5,675		9.9		24,434		23,144		5.6
Passenger load factor	83.8%		80.2%		3.6	pts	83.3%		79.3%		4.0	pts
Yield per passenger mile	13.30	¢	13.07	¢	1.8		13.58	¢	13.28	¢	2.3
Operating revenue per ASM (RASM)	12.45	¢	11.77	¢	5.8		12.66	¢	11.74	¢	7.8
Passenger revenue per ASM (PRASM)	11.14	¢	10.48	¢	6.3		11.31	¢	10.54	¢	7.3
Operating expense per ASM (CASM)	10.74	¢	11.05	¢	(2.8)		10.96	¢	10.78	¢	1.7
CASM excluding fuel and new pilot contract transition costs (a)	7.75	¢	8.53	¢	(9.1)		7.85	¢	8.26	¢	(5.0)
Aircraft fuel cost per gallon	$2.27		$1.91		18.8		$2.38		$1.81		31.5
Economic fuel cost per gallon (b)	$2.56		$2.26		13.3		$2.37		$2.05		15.6
Fuel gallons (000,000)	82.2		75.0		9.6		319.6		304.9		4.8
Average number of full-time equivalent employees	8,711		8,701		0.1		8,651		8,915		(3.0)
Aircraft utilization (blk hrs/day)	10.1		9.3		8.6		10.0		9.8		2.0
Average aircraft stage length (miles)	1,104		1,058		4.3		1,085		1,034		4.9
Operating fleet at period-end	114		115		(1	) a/c	114		115		(1	) a/c

Purchased Capacity Operating Statistics:
RPMs (000,000)	289		276		4.7		1,152		1,053		9.4
ASMs (000,000)	378		373		1.3		1,505		1,431		5.2
Passenger load factor	76.5%		74.0%		2.5	pts	76.5%		73.6%		2.9	pts
Yield per passenger mile	28.93	¢	27.90	¢	3.7		28.86	¢	27.39	¢	5.4
RASM	22.12	¢	20.64	¢	7.2		22.09	¢	20.15	¢	9.6
CASM	20.48	¢	20.16	¢	1.6		19.86	¢	19.67	¢	1.0

NM = Not Meaningful

(a) See page 12 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b) See page 14 for a reconciliation of economic fuel cost.

Horizon Air Financial and Statistical Data

	Three Months Ended December 31,						Twelve Months Ended December 31,

Financial Data (in millions):	2010		2009		% Change		2010		2009		% Change
Operating Revenues:
Passenger - brand flying	$95.1		$98.2		(3.2)		$394.5		$381.9		3.3
Passenger - Alaska capacity purchase arrangement	71.6		70.5		1.6		274.4		261.7		4.9
Total passenger revenue	166.7		168.7		(1.2)		668.9		643.6		3.9
Freight and mail	0.6		0.7		(14.3)		2.5		2.7		(7.4)
Other - net	2.3		2.1		9.5		8.6		8.1		6.2
Total Operating Revenues	169.6		171.5		(1.1)		680.0		654.4		3.9

Operating Expenses:
Wages and benefits	47.8		48.2		(0.8)		183.0		185.2		(1.2)
Variable incentive pay	6.5		6.2		4.8		17.0		14.4		18.1
Aircraft fuel, including hedging gains and losses	31.4		29.4		6.8		140.3		109.1		28.6
Aircraft maintenance	15.5		13.6		14.0		57.4		53.2		7.9
Aircraft rent	9.7		11.1		(12.6)		41.8		44.7		(6.5)
Landing fees and other rentals	15.9		15.3		3.9		60.7		57.7		5.2
Contracted services	8.3		8.3		(0.0)		33.3		32.1		3.7
Selling expenses	6.9		6.6		4.5		29.3		27.1		8.1
Depreciation and amortization	10.4		10.7		(2.8)		41.0		39.5		3.8
Food and beverage service	0.6		0.6		(0.0)		2.3		2.4		(4.2)
Other	10.0		10.4		(3.8)		36.3		39.4		(7.9)
Restructuring and CRJ-700 fleet transition costs	-		-		NM		13.2		-		NM
Fleet transition costs - Q200	-		-		NM		-		8.8		NM
Total Operating Expenses	163.0		160.4		1.6		655.6		613.6		6.8

Operating Income	6.6		11.1		NM		24.4		40.8		NM

Interest income	1.0		0.5				3.6		2.0
Interest expense	(4.7)		(3.7)				(20.5)		(19.9)
Interest capitalized	0.5		0.0				0.5		0.3
Other - net	(0.1)		(0.2)				(0.4)		(0.4)
	(3.3)		(3.4)				(16.8)		(18.0)

Income Before Income Tax	$3.3		$7.7				$7.6		$22.8

Combined Operating Statistics: (a)
Revenue passengers (000)	1,704		1,704		-		6,820		6,759		0.9
RPMs (000,000) "traffic"	593		609		(2.6)		2,450		2,408		1.7
ASMs (000,000) "capacity"	774		822		(5.8)		3,235		3,292		(1.7)
Passenger load factor	76.6%		74.1%		2.5	pts	75.7%		73.1%		2.6	pts
Yield per passenger mile	28.11	¢	27.70	¢	1.5		27.30	¢	26.73	¢	2.1
Operating revenue per ASM (RASM)	21.91	¢	20.86	¢	5.0		21.02	¢	19.88	¢	5.7
Passenger revenue per ASM (PRASM)	21.54	¢	20.52	¢	5.0		20.68	¢	19.55	¢	5.8
Operating expenses per ASM (CASM)	21.06	¢	19.51	¢	7.9		20.27	¢	18.64	¢	8.7
CASM, excluding fuel, restructuring and CRJ-700 fleet transition costs (b)	17.00	¢	15.94	¢	6.6		15.52	¢	15.33	¢	1.2
Q200 fleet transition costs per ASM	-		-		-		-		0.27	¢	NM
Aircraft fuel cost per gallon	$2.25		$1.96		14.8		$2.43		$1.82		33.5
Economic fuel cost per gallon (c)	$2.57		$2.32		10.8		$2.40		$2.07		15.9
Fuel gallons (000,000)	14.0		15.0		(6.7)		57.7		60.1		(4.0)
Average number of full-time equivalent employees	2,938		3,275		(10.3)		3,045		3,308		(8.0)
Aircraft utilization (blk hrs/day)	8.1		8.1		-		8.0		8.3		(3.6)
Average aircraft stage length (miles)	331		330		0.3		333		327		1.8
Operating fleet at period-end	54		58		(4	) a/c	54		58		(4	) a/c

NM = Not Meaningful
(a) Represents combined information for all Horizon flights, including those operated under a Capacity Purchase Agreement (CPA) with Alaska.
See page 13 for additional line of business information.
(b) See page 13 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(c) See page 14 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•  By eliminating fuel expense and certain special items from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable by management.

• Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by managements of both Alaska and Horizon and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

• CASM excluding fuel (and other items as specified in our plan documents) is an important metric for the employee incentive plan that covers all employees.

•  CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

• Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as new pilot contract transition costs, restructuring and fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

• Although we disclose our “mainline” passenger unit revenues for Alaska, we do not (nor are we able to) evaluate mainline unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total mainline operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Alaska Airlines, Inc.
(in millions, except for per ASM unit information)

	Three Months Ended December 31				Twelve Months Ended December 31,

Mainline unit cost reconciliations:	2010		2009		2010		2009
Mainline operating expenses	$669.7		$627.3		$2,677.5		$2,495.7
Mainline ASMs	6,237		5,675		24,434		23,144

Mainline operating expenses per ASM	10.74	¢	11.05	¢	10.96	¢	10.78 ¢

Mainline operating expenses	$669.7		$627.3		$2,677.5		$2,495.7
Less: aircraft fuel, including hedging gains and losses	(186.3)		(143.1)		(760.6)		(549.0)
Less: new pilot contract transition costs	-		-		-		(35.8)
Mainline operating expenses excluding fuel and other noted items	$483.4		$484.2		$1,916.9		$1,910.9
Mainline ASMs	6,237		5,675		24,434		23,144
Mainline operating expenses per ASM excluding fuel and other noted items	7.75	¢	8.53	¢	7.85	¢	8.26 ¢

	Three Months Ended December 31				Twelve Months Ended December 31,

Reconciliation to GAAP income before taxes :	2010		2009		2010		2009
Income before taxes, excluding items noted below	$77.3		$8.9		$404.9		$145.9
New pilot contract transition costs	-		-		-		(35.8)
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	23.6		26.3		(3.3)		73.7
GAAP income before taxes as reported	$100.9		$35.2		$401.6		$183.8

Horizon Air Industries, Inc.
(in millions, except for per ASM unit information)
	Three Months Ended December 31				Twelve Months Ended December 31,

Unit cost reconciliations:	2010		2009		2010	2009
Operating expenses	$163.0		$160.4		$655.6	$613.6
ASMs	774		822		3,235	3,292

Operating expenses per ASM	21.06	¢	19.51	¢	20.27 ¢	18.64	¢

Operating expenses	$163.0		$160.4		$655.6	$613.6
Less: aircraft fuel, including hedging gains and losses	(31.4)		(29.4)		(140.3)	(109.1)
Less: fleet transition costs - CRJ-700	-		-		(13.2)	-

Operating expenses excluding fuel and CRJ-700 fleet transition costs	$131.6		$131.0		$502.1	$504.5
ASMs	774		822		3,235	3,292

Operating expenses per ASM excluding fuel and CRJ-700 fleet transition costs	17.00	¢	15.94	¢	15.52 ¢	15.33	¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$163.0		$160.4		$655.6	$613.6
Less: aircraft fuel, including hedging gains and losses	(31.4)		(29.4)		(140.3)	(109.1)
Less: fleet transition costs - CRJ-700	-		-		(13.2)	-
Less: fleet transition costs - Q200	-		-		-	(8.8)

Operating expenses excluding fuel and all fleet transition costs	$131.6		$131.0		$502.1	$495.7
ASMs	774		822		3,235	3,292

Operating expenses per ASM excluding fuel and all fleet transition costs	17.00	¢	15.94	¢	15.52 ¢	15.06	¢

Reconciliation to GAAP income before taxes:
Income (loss) before taxes, excluding items noted below	$(1.2)		$2.3		$22.8	$7.7
Fleet transition costs - CRJ-700	-		-		(13.2)	-
Adjustments to reflect timing of gain or loss recognition resulting from
mark-to-market accounting on fuel hedges	4.5		5.4		(2.0)	15.1
GAAP income before taxes as reported	$3.3		$7.7		$7.6	$22.8

Line of Business Information:
Horizon brand flying includes those routes in the Horizon system not covered by the Alaska Capacity Purchase Agreement (CPA).  Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon.  In the CPA arrangement, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity.  As a result, yield and load factor information are not presented.

	Three Months Ended December 31, 2010

	Capacity and Mix				Load Factor		Yield		RASM
	2010 Actual (000,000)	2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual	Change Y-O-Y	Actual	Change Y-O-Y
Brand Flying	412	464	(11.2%)	53%	76.0%	2.5	30.47¢	5.9%	23.86¢	9.8%
Alaska CPA	362	358	1.1%	47%	NM	NM	NM	NM	19.75¢	0.3%
System Total	774	822	(5.8%)	100%	76.6%	2.5	28.11¢	1.5%	21.91¢	5.0%

NM= Not Meaningful

	Twelve Months Ended December 31, 2010

	Capacity and Mix				Load Factor		Yield		RASM
	2010 Actual (000,000)	2009 Actual (000,000)	Change Y-O-Y	Current % Total	Actual	Point Change Y-O-Y	Actual	Change Y-O-Y	Actual	Change Y-O-Y
Brand Flying	1,797	1,927	(6.7%)	56%	74.4%	2.0	29.51¢	7.8%	22.58¢	10.8%
Alaska CPA	1,438	1,365	5.3%	44%	NM	NM	NM	NM	19.08¢	(0.5%)
System Total	3,235	3,292	(1.7%)	100%	75.7%	2.6	27.30¢	2.1%	21.02¢	5.7%

NM= Not Meaningful

Alaska Airlines Fuel Reconciliation
(in millions, except for per gallon amounts)
	Three Months Ended December 31,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$210.9	$2.57	$161.7	$2.16
Minus gains, or plus the losses, during the period on settled hedges	(1.0)	(0.01)	7.7	0.10
Economic fuel expense	$209.9	$2.56	$169.4	$2.26
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(23.6)	(0.29)	(26.3)	(0.35)
GAAP fuel expense	$186.3	$2.27	$143.1	$1.91
Fuel gallons	82.2		75.0

	Twelve Months Ended December 31,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$760.1	$2.38	$572.3	$1.88
Minus gains, or plus the losses, during the period on settled hedges	(2.8)	(0.01)	50.4	0.17
Economic fuel expense	$757.3	$2.37	$622.7	$2.05
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	3.3	0.01	(73.7)	(0.24)
GAAP fuel expense	$760.6	$2.38	$549.0	$1.81
Fuel gallons	319.6		304.9

Horizon Air Fuel Reconciliation
(in millions, except for per gallon amounts)
	Three Months Ended December 31,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$36.1	$2.58	$33.2	$2.21
Minus gains, or plus the losses, during the period on settled hedges	(0.2)	(0.01)	1.6	0.11
Economic fuel expense	$35.9	$2.57	$34.8	$2.32
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	(4.5)	(0.32)	(5.4)	(0.36)
GAAP fuel expense	$31.4	$2.25	$29.4	$1.96
Fuel gallons	14.0		15.0

	Twelve Months Ended December 31,
	2010		2009
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$138.8	$2.41	$113.9	$1.90
Minus gains, or plus the losses, during the period on settled hedges	(0.5)	(0.01)	10.3	0.17
Economic fuel expense	$138.3	$2.40	$124.2	$2.07
Adjustments to reflect timing of (gain) or loss recognition resulting from mark-to-market accounting	2.0	0.03	(15.1)	(0.25)
GAAP fuel expense	$140.3	$2.43	$109.1	$1.82
Fuel gallons	57.7		60.1